                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ________________



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 15, 2002.
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                Oakwood Mortgage Investors Inc OMI Trust 2001-E
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               (Exact name of registrant as specified in charter)

        North Carolina                333-72621-09            applied for
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       (State or other jurisdiction    (Commission      (IRS Employer
             of incorporation)         File Number)   Identification No.)

          c/o JPMorgan Chase
          Attention:  Craig Kantor
          450 West 33/rd/ Street 14/th/ floor
          New York, NY                                              10001
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         (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (212) 946-3651
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         (Former name or former address, if changed since last report.)

                                OMI Trust 2001-E

                                    Form 8-K

Item 1.  Changes in Control of Registrant.

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.

Item 5.  Other Events.

     OMI Trust 2001-E (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 2001-E (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on January 15, 2002. Oakwood Acceptance Corporation, LLC, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibits

         20.1 Monthly Remittance Report relating to the Distribution Date occurring on January 15, 2002.

Item 8.  Change in Fiscal Year.

         Not Applicable.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    OMI TRUST 2001-E, Registrant



                                    By: Oakwood Acceptance Corporation, LLC,
                                    as servicer
January 23, 2002

                                          Douglas R. Muir
                                          Vice President

                                INDEX OF EXHIBITS

                                                                                      Page of Sequentially
                                                                                            Numbered Pages
                                                                                       -------------------
20.1   Monthly Remittance Report relating to Distribution
       Date occurring on January 15, 2002............................................